UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2023 (February 27, 2023)

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On February 27, 2023 the Audit Committee (the “Audit Committee”) of the Board of Directors of Riot Platforms, Inc. (the “Company”), after consulting with management and the Company’s independent registered accounting firm, Marcum LLP (the “Auditors”), concluded that the Company’s consolidated financial statements as of December 31, 2021 and for the years ended December 31, 2021 and 2020, as amended, included in its 2021 Annual Report on Form 10-K (the “2021 Annual Report”) as well as the Company’s previously issued condensed interim consolidated financial statements as of and for the interim periods in 2022 and 2021 as filed in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2022 and 2021, June 30, 2022 and 2021, and September 30, 2022 and 2021 (together with the financial statements contained in the 2021 Annual Report, the “Impacted Financials”) should no longer be relied upon. Similarly, any previously filed reports, press releases, earnings releases, or investor presentations or other communications describing Riot’s financial statements and other related financial information covering the previously mentioned Impacted Financials should no longer be relied upon as a result of the below.

The Company’s Bitcoin held are indefinite lived intangible assets that it accounts for under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 350 – Intangible Assets Goodwill and Other (“ASC 350”) and as such, are subject to impairment testing on an annual basis or more frequently if events or changes in circumstances indicate it is more likely than not that the asset is impaired in accordance with ASC 350-30-35-18. The Company has determined that its method of calculating impairment of its Bitcoin assets, on a daily basis using a spot price at a standard cutoff time, was not in compliance with the ASC 350-30-35-19 requirement to recognize impairment whenever carrying value exceeds fair value. Effectively, the Company determined that ASC 350-30-35-19 calls for the intraday low price of Bitcoin to be utilized in calculating impairment of the Company’s Bitcoin held as that metric is the most accurate indicator of whether it is more likely than not that the asset is impaired.

As a result, the Company plans to disclose in its Annual Report on Form 10-K for the year ended December 31, 2022 the amended Impacted Financials for each of the non-reliance periods.

The Audit Committee has discussed these matters with the Auditors.

Cautionary Note Regarding Forward Looking Statements

Statements in this Report that are not statements of historical fact may be forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions of the Registrants management team. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. The assumptions and expectations expressed in these forward-looking statements are subject to various risks and uncertainties and, therefore, may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. These forward-looking statements may include, but are not limited to, statements about the benefits of the Registrant’s acquisitions, including its financial and operating results following these acquisitions, as well as the Registrant’s plans, objectives, expectations and intentions for the future. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements, include, without limitation, risks related to: the Registrant’s estimates of bitcoin mining production are not audited; our future hash rate growth (expressed in terms of hashes per second); the Registrant’s anticipated benefits of immersion-cooling, its expected schedule of new miner deliveries; the Registrant’s ability to successfully deploy the new bitcoin mining computers it acquires; the timely completion of the Registrant’s expanded megawatt capacity under development; the success, timing and cost of integration of acquired businesses; the Registrant’s failure to otherwise realize anticipated efficiencies and strategic and financial benefits from its acquisitions; and the impact of COVID-19 and other global pandemics and geopolitical events outside of the Registrant’s reasonable control on the Registrant, its customers, and/or suppliers. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this Report, including the documents incorporated by reference herein, may be found in T the Registrant’s filings with the Securities Exchange Commission (the “SEC”), including under sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Registrant’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Report on Form 8-K filed with the SEC, as well as the Registrant’s other filings with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this

Report, and in the other documents the Registrant files with the SEC, are made only as of the date of this Report and, as applicable, the date of the other documents the Registrant files with the SEC. The Registrant disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Registrant hereafter becomes aware, except as required by law. Persons reading this Report and the other documents the Registrant files with the SEC are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits.

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: March 2, 2023